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                                                                      EXHIBIT 21
    SUBSIDIARIES OF NATIONSBANK CORPORATION AND ITS SUBSIDIARIES AT 12/31/94
         (100% Owned by NationsBank Corporation Unless Otherwise Noted)

American Security Insurance Corporation
ASB Capital Management, Inc.
Atlantic Credit Corporation
Atlantic Equity Corporation
Carolina Mountain Holding Company
Equitable Bancorporation Overseas Finance N.V.
Export Funding Corporation
Fayette Insurance Corporation
MAR, Inc.
MN Credit Corporation
MN World Trade Corporation
MNC Affiliates Group, Inc.
  MNC American Corporation (1)
  MNC Credit Corp (1)
     A/M Properties, Inc. (2)
     American Financial Service Group, Inc. (LEASEFIRST) (2)
     Maryland National Realty Investors, Inc. (2)
     Maryland National Leasing Services Corporation (2)
     MNC Canadian Real Property, Inc. (2)
     MNC Capital Corporation (2)
Nations Financial Holdings Corporation
  Greyrock Capital Group Inc. (3)
     ALS II, Inc. (3A)
     ALS Superior, Inc. (3A)
     American Acceptance Corporation (3A)
     Cape Canterbury, Ltd. (3A)
     Central Texas Small Business Investment Corporation (3A)
     Portfolio Acceptance Corp. (3A)
       Canterbury Indiana Holdings, Inc. (3AA)
     SunStar Acceptance Corporation (3A)
     USW SIS I, Inc. (3A)
     USW SIS II, Inc. (3A)
     USWFS/Oxford 1991-A Limited Partnership (3AB)
     USWFS/Oxford 1991-B Limited Partnership (3AB)
     USWFS/Oxford 1992-A Limited Partnership (3AC)
     USWFS/Oxford Fixed Rate, L.P. (3AB)
  NationsCredit Corporation (3)
     NationsCredit Acceptance Corporation (3B)
     NationsCredit Commercial Corporation (3B)
       Ariens Credit Corporation (3BB)
       Fisher Credit Services Inc. (3BB)
       Gravely Credit Corporation (3BB)
       Komatsu Forklift Credit Corporation (3BB)
       Korg Acceptance Corporation (3BB)
       Mercury Marine Acceptance Corporation (3BB)
       Music America Finance Corporation (3BB)
       NationsCredit Commercial Corporation Ltd. (3BB)
       NIMAC Finance Corp. (3BB)
       Roth Financial Services Company (3BB)
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       Sea Ray Credit Corporation (3BB)
       Trek Financial Services, Inc. (3BB)
       Winnebago Acceptance Corporation (3BB)
     NationsCredit Consumer Discount Company (3B)
     NationsCredit Finance Group Inc. (3B)
     NationsCredit Financial Acceptance Corporation (3B)
     NationsCredit Financial Services Corporation (3B)
     NationsCredit Financial Services Corporation of Alabama (3B)
     NationsCredit Financial Services Corporation of America (3B)
     NationsCredit Financial Services Corporation of Florida (3B)
       NationsCredit Mortgage Corporation of Florida (3BC)
     NationsCredit Financial Services Corporation of Nevada (3B)
     NationsCredit Financial Services Corporation of Virginia (3B) NationsCredit Home Equity Corporation of Kentucky (3B)
     NationsCredit Home Equity Corporation of Virginia (3B)
     NationsCredit Insurance Agency, Inc. (3B)
     NationsCredit Insurance Corporation (3B)
NationsBanc Business Credit, Inc.
NationsBanc Capital Markets, Inc.
NationsBanc Leasing Corporation
     McCormick Realty Limited Partnership (4)
NationsBanc Mortgage Capital Corporation
NB Holdings Corporation
  Consolidated Bank, N.A. (55)
  Mid-Atlantic Life Insurance Company (5)
  NationsBank, N.A. (5)
     303 International M Corp. (5A)
     1268 M Corp. (5A)
     7514 A Corp. (5A)
     Amberwood A Corp. (5A)
     American Security (Louisiana) Ltd. (5A)
     AS Land II, Inc. (5A)
     ASB Ames Plaza, Inc. (5A)
     ASB Realty, Inc. (5A)
       Westmarket A Corp. (5AA)
     ASB Southside, Inc. (5A)
     ASB Southwest Corporation (5A)
     ASB-Stevensville Corp. (5A)
     Ashburn A Corp. (5A)
     Baltic M Corp. (5A)
     Baltin Yachting M Corp. (5A)
     Beaumeade M Corp. (5A)
     Bright Seat M Corp. (5A)
     Campus Hills M Corp. (5A)
     Caradoc Estates, Inc. (5A)
     Carlin M Springs Corp. (5A)
     CC Plaza M Corp. (5A)
     Central Leasing Corporation (5A)
     Chalmers M Corp. (5A)
     Chesapeake M Corp. (5A)
     Coleman M Corp. (5A)
     Courtcom M Corp. (5A)
     CSB Insurance Agency (5A)
     Daventry A Corp. (5A)
     DC Bancorp Investment Company (5A)
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     Devon A Corp. (5A)
     Dulaney Valley Corporation (5A)
     Elwin Company, Inc. (5A)
     Englewood M Corp. (5A)
     Equitable Financial Corporation (5A)
     Equitable of Washington, Inc. (5A)
     FCOP, Inc. (5A)
     Federal Properties I, Inc. (5A)
     Festival VM Corp. (5A)
     Field A Corp. (5A)
     Fifty West Corp. (5A)
     Forrest-Marbury Corp. (5A)
     Fountain Square Corporation of Maryland (5A)
     Glen M Corp. (5A)
     Hallmark - Renaissance M Corp. (5A)
     Harper Farm M Corp. (5A)
     HICO Park M Corp. (5A)
     Hunt A Corp. (5A)
     Logan Circle A Corp. (5A)
     Madison Park A Corp. (5A)
     Manab Properties, Inc. (5A)
     Mar A Lowe Corp. (5A)
     Marco Properties, Inc. (5A)
       Breckinridge Development, Inc. (5AB)
       Greenburgh Marco, Inc. (5AC)
       Recap, Inc. (5AC)
       Rehold, Inc. (5AC)
       Reprise, Inc. (5AC)
       Woodside Corporation (5AC)
     Maryland National Community Development Corporation (5A)
       Greensides Elderly Limited Partnership (5AD)
       The Maryland National/Enterprise Equity Fund Limited Partnership (5AD) Montgomery Homes Limited Partnership III (5AD)
       Montgomery Homes Limited Partnership IV (5AD)
       Neighborhood Rental Limited Partnership II (5AE)
       The Newington Limited Partnership (5AE)
       Rosedale Terrace Limited Partnership (5AE)
       St. Wenceslaus Limited Partnership (5AE)
     Maryland National Financial Services Corporation (5A)
     Maryland National Financial Corporation (5A)
     Maryland Nationalease Corporation (5A)
     Melwood M Corp. (5A)
     Metropo M Corp. (5A)
     Metropolitan Commercial Properties Corporation (5A)
     Metropolitan Commercial Properties Corporation VIII (5A)
     Metropolitan Commercial Properties Corporation X (5A)
     Metropolitan Commercial Properties Corporation XIII (5A)
     Mirror Ridge A Corp. (5A)
     MNB Tarrymore, Inc. (5A)
     MNB University, Inc. (5A)
     MNC Consumer Discount Company (5A)
       MNC National Direct Mail Services Corp. (5AF)
     MNC International Bank (5A)
     MNC Investment Bank, Ltd. (5A)
     NationsBank Trust Company, N.A. (5A)
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     Nor Dan M Corp. (5A)
     Occoquan M Corp. (5A)
     Palisades A Corp. (5A)
     Pilgrim's Progress (5A)
     Potomac, Inc. II (5A)
     Pratt Management Company (5A)
     Quality A Corp. (5A)
     Rabbit Road M Corp. (5A)
     Rannoch M Corp. (5A)
     Ritchie Court M Corporation (5A)
     Rive Gauche A Corp. (5A)
     SCRC Carrolltowne, Inc. (5A)
     SCRC Process Service Corp. (5A)
     Service-Wright Corporation (5A)
     Shockey M Corp. (5A)
     SOB-A Corp. (5A)
     SOP M Corp. (5A)
     Sorrento M Corp. (5A)
     South Charles Realty Corp (5A)
     South Point Shopping Center, Inc. (5A)
     Spotted Horse Holdings, Inc. (5A)
     Stevens Pier A Corp. (5A)
     Storage A Corp. (5A)
     Suburban Trust Data Services, Inc. (5A)
     Sully A Corp. (5A)
     Sunset Hill Corporation (5A)
     Sweitzer M Corp. (5A)
     Sykesville M Corp. (5A)
     Three Ponds M Corp. (5A)
     Vernon M Corp. (5A)
     Virgrun A Corp. (5A)
     Wales B Corp. (5A)
     Washington View, Inc. (5A)
       Washington View (H) Corporation (5AG)
       Washington View (NH) Corporation (5AG)
     Wellington Land Co., Inc. (5A)
     Westfields M Corp. (5A)
     Wickliffe A Corp. (5A)
     Windemere M Corp. (5A)
     Woods M Corp. (5A)
  NationsBank of Delaware, N.A. (5)
     Terminal Management Systems, Inc. (5B)
  NationsBank of Florida, N.A. (5)
     First Land Sales, Inc. (5C)
  NationsBank of Georgia, N.A. (5)
     NationsBanc Commercial Corporation (5D)
     NationsBanc Leasing Corporation of North Carolina (5D)
       DFF Funding I, Inc. (5DD)
       DFF Funding II, Inc. (5DD)
       DFF Funding III, Inc. (5DD)
       DFF Funding IV, Inc. (5DD)
     The Ocumulgee Corporation (5D)
  NationsBank of Kentucky, N.A. (5)
  NationsBank of North Carolina, N.A. (5)
     BNC Realty Company (5E)
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     Floresville Company Ltd. (5EA)
     Multi-State Properties, Inc. (5E)
     NationsBanc Charlotte Center, Inc. (5E)
     NationsBanc-CRT Holdings I, Inc. (5E)
       NationsBanc-CRT Options, L. P. (5EB)
     NationsBanc-CRT Holdings II, Inc. (5E)
     NationsBanc Dealer Leasing, Inc. (5E)
     NationsBanc Discount Brokerage, Inc. (5E)
     NationsBanc Enterprise, Inc. (5E)
       NationsSecurities (5EC)
     NationsBanc Lease Investments, Inc. (5E)
     NationsBanc SBIC Corporation (5E)
     NationsBanc Venture Corporation (5E)
     NationsBank Europe Limited (5E)
       Carolina Leasing Ltd. (5ED)
       Demandand Supply Company Ltd. (5ED)
       Friary Nominees Ltd. (5ED)
       NationsBank Panmure Investment Management Limited (5ED)
          Commonwealth Securities Limited (5EE)
       NCNB (Export Finance) Ltd. (5ED)
       Panmure Gordon & Co. Limited (5ED)
          NationsBank Securities Services Ltd. (5EF)
          Panmure Gordon Financial Futures Limited (5EF)
          Parish Nominees Limited (5EF)
          Rectory Nominees Limited (5EF)
          St. Michael Nominees Limited (5EF)
       Panmure Gordon Investments Limited (5ED)
     NationsBank International (5E)
     NB Partner Corp. (5E)
     NCNB Community Development Corporation (5EG)
       Gateway Hotel Enterprises, Inc. (5EH)
       Trico Investment, Inc. (5EH)
     NationsBank Overseas Corporation (5E)
       AF Funding (1993), Inc. (5F)
          Kill Devil Hills Finance Limited Partnership (5FA)
            Air France/NationsBank (Grantor Trust) (5FB)
               Wrightbrothers Ltd. (5FC)
       AF Funding II (1993), Inc. (5F)
          Kill Devil Hills II Limited Partnership (5FD)
            Air France/KDHF II (NGHGI) (Grantor Trust) (5FE)
               Florita Finance Ltd. (5FF)
       Binfield Ltd. (5F)
       Carolina Investments Limited (5F)
       Cathay Pacific\NationsBank Trust I (Grantor Trust) (5F)
          Wanda Finance Ltd. (5FG)
       Clenston Ltd. (5F)
       Friary Leasing Limited (5F)
       Hatteras Finance Ltd. (5F)
       InterFirst Leasing Ltd. (London) (5FH)
       Japan Airlines/NCNB 1993-1 (Grantor Trust) (5F)
          First in Flight Finance Ltd. (5FI)
       Nations-CRT Asia, Inc. (5F)
       Nations-CRT Hong Kong, Limited (5F)
       Nations-CRT International, Inc. (5F)
          Nations-CRT International (5FJ)
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       Nations . CRT Japan, Inc. (5F)
       Nations-CRT Overseas, Inc. (5F)
       Nations-CRT Overseas Inc. & Co. (5FK)
          Nations-CRT U.K. & Co. (5F)
       NationsBank International Trust (Jersey) Limited (5FZ)
       NCNB Lease Atlantic, Inc. (5F)
          NCNB Lease Finance III (5FL)
            Blue Ridge Finance Ltd. (5FM)
       NCNB Lease Finance (5F)
          Wingtip Finance Limited (5FN)
       NCNB Lease Finance IV (5F)
          Sandhills Finance Ltd. (5FO)
       NCNB Lease Finance V (5F)
          Piedmont Finance Ltd. (5FP)
       NCNB Lease Finance VI (5F)
          Kitty Hawk Finance Ltd. (5FQ)
       NCNB Lease International, Inc. (5F)
          Barnesbury, Ltd. (5FR)
       NCNB Lease Offshore, Inc. (5F)
          NCNB Lease Finance II (5FS)
            Outerbanks Finance Ltd. (5FT)
       NCNB Overseas Services, Inc. (5F)
       Phaestos FSC, Inc. (5FU)
       Republic Dallas Ltd. (U.K.) (5FV)
       TransPacific Funding (1993), Inc. (5F)
          TransPacific Finance Limited Partnership (5FW)
            ANA II (Grantor Trust) (5FX)
               Fontana Finance Ltd. (5FY)
  NationsBank of South Carolina, N.A. (5)
     BT Building Corporation (5G)
       Central City General (5GG)
     Carolina Pacific, Inc. (5G)
  NationsBank of Tennessee, N.A. (5)
     Commerce Place Company (5H)
     Commerce Trading Corporation (5H)
  NationsBank Texas Bancorporation, Inc. (5)
     NationsBank of Texas, N.A. (5I)
       APL, Inc. (5IA)
       Austin National Realty Corporation (5IA)
       Capitol Information Networks, Inc. (5IA)
       DPC, Inc. (5IA)
          Westdale Investments, I, Inc. (5IB)
       First RepublicBank Advisory Services, Inc. (5IA)
       Main Place Funding Corporation (5IA)
       NationsBanc Capital Corporation (5IA)
       NationsBanc Energy Group Denver, Inc. (5IA)
       NationsBanc Mortgage Corporation (5IA)
       NCNB Texas TBM, Inc. (5IA)
          NationsBanc Services, Inc. (5IC)
       Republic National Corporation (5IA)
       Tarrant Investment Company, Inc. (5IA)
       TBRC, Inc. (5IA)
     RepublicBank Insurance Agency, Inc. (5I)
  NationsBank of Virginia, N.A. (5)
     Seventeenth Commerce Properties Corporation (5J)
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     Equitable Leasing Corporation (5J)
     First Development Corporation (5J)
     First Realty Mortgage Corporation (5J)
     NationsBanc Equity Mortgage Corporation (5J)
     NationsBanc Leasing Corporation of Virginia (5J)
     NationsBank Community Development Corporation of Virginia(5J)
  Bancshares Properties, Inc. (5)
  Cash Flow, Inc. (5)
  C&S Premises, Inc. (5)
  DC Bancorp Venture Capital Company (6)
  First Mortgage Corporation (5)
  NationsBanc Insurance Agency, Inc. (5)
  NationsBanc Insurance Company, Inc. (5)
  NationsBanc Insurance Inc. (5)
  NationsBanc Insurance Services, Inc. (5)
  NationsBanc Investment Corporation (5)
  NationsBanc Leasing & Finance Corporation (5)
  NationsBanc Mortgage Corporation of Georgia (5)
  NationsBank Trust Company of New York (5)
  On Call, Inc. (5)
  Second Land Sales, Inc. (5)
  Sovran Capital Management Corporation (5)
  Suburban Service Corporation (5)
  Three Commercial Place Associates (6A)
NationsBanc-CRT Energy (U.K.), Ltd.
NationsBanc-CRT Services, Inc.
NCNB Corporate Services, Inc.
NCNB Properties, Inc.
TIM, Inc.
Tryon Assurance Company, Ltd.
NationsBank Community Development Corporation (7)
  Atlanta Affordable Housing Fund Limited Partnership (7A)
  Carlton Court Community Development Corporation (7B)
  Historic District Redevelopment Partnership (7C)
  Leon Avenue Redevelopment Company (7E)
  NationsBank CDC Special Holding Company, Inc. (7B)
  Southern Oaks Condominium Partners, Ltd. (7D)
  Terry Street Redevelopment Limited Liability Company (7F)
NationsBank Housing Fund Investment Corporation (8)
  Nations Housing Fund Limited Partnership (8A)

1     MNC Affiliates Group, Inc. owns 100% of this entity.
2     MNC Credit Corp owns 100% of this entity.
3     Nations Financial Holdings Corporation owns 100% of this entity.
3A    Greyrock Capital Group Inc. owns 100% of this entity.
3AA   Portfolio Acceptance Corp. owns 100% of this entity.
3AB   Greyrock Capital Group Inc. owns 62.5% of this entity.
3AC   Greyrock Capital Group Inc. owns 67.33% of this entity.
3B    NationsCredit Corporation owns 100% of this entity.
3BB   NationsCredit Commercial Corporation owns 100% of this entity.
3BC   NationsCredit Financial Services Corporation of Florida owns 100%
      of this entity.
4     NationsBanc Leasing Corporation owns 100% of this entity.
5     NB Holdings Corporation owns 100% of this entity.
55    NB Holdings Corporation owns 99.9% of this entity.
5A    NationsBank, N.A. owns 100% of this entity.
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5AA   ASB Realty owns 100% of this entity.
5AB   Marco Properties, Inc. owns 75% of this entity.
5AC   Marco Properties, Inc. owns 100% of this entity.
5AD   Maryland National Community Development Corporation owns 99% of this entity.
5AE   Maryland National Community Development Corporation owns 98.99%
      of this entity.
5AF   MNC Consumer Discount Company owns 100% of this entity.
5AG   Washington View, Inc. owns 69% of this entity.
5B    NationsBank of Delaware owns 100% of this entity.
5C    NationsBank of Florida, N.A. owns 100% of this entity.
5D    NationsBank of Georgia, N.A. owns 100% of this entity.
5DD   NationsBanc Leasing Corporation of North Carolina owns 100% of this entity.
5E    NationsBank of North Carolina, N.A. owns 100% of this entity.
5EA   NationsBank of North Carolina, N.A. holds 100% of this entity in trust.
5E NationsBanc-CRT Holdings I, Inc. has a 99% general partnership interest and NationsBanc-CRT Holdings II. Inc. has a 1% limited partnership interest in this limited partnership.
5EC NationsBanc Enterprise, Inc. owns 50% of this general partnership, and NationsBanc Discount Brokerage, Inc. owns 50%.
5ED   NationsBank Europe Limited owns 100% of this entity.
5EE   NationsBank Panmure Investment Management Limited owns 100% of this entity.
5EF   Panmure Gordon & Co. Limited owns 100% of this entity.
5EG NationsBank of North Carolina, N.A. is the sole member of this non-profit corporation.
5EH   NCNB Community Development Corporation owns 100% of this entity.
5F    NationsBank Overseas Corporation owns 100% of this entity.
5FA AF Funding (1993), Inc. holds a 1% general partnership and a 49% limited partnership interest in this entity.
5FB   Kill Devil Hills Finance Limited Partnership owns 100% of this entity.
5FC   Air France/NationsBank (Grantor Trust) owns 100% of this entity.
5FD AF Funding II (1993), Inc. holds a 1% general partnership and a 34% limited partnership interest in this entity.
5FE   Kill Devil Hills II Limited Partnership owns 100% of this entity.
5FF   Air France/KDHF II (NGHGI) (Grantor Trust) owns 100% of this entity.
5FG   Cathay Pacific/NationsBank Trust I (Grantor Trust) owns 100% of this entity.
5FH   NationsBank Overseas Corporation owns 99.5% of this entity.
5FI   Japan Airlines/NCNB 1993-1 (Grantor Trust) owns 100% of this entity.
5FJ Nations-CRT U.K. & Co. and Nations-CRT International, Inc., respectively, have 1% and 99% general partnership interests in this entity.
5FK Nations-CRT U.K. & Co. and Nations-CRT Overseas, Inc., respectively, have 1% and 99% general partnership interests in this entity.
5FL   NCNB Lease Atlantic, Inc. owns 100% of this entity.
5FM   NCNB Lease Finance III owns 100% of this entity.
5FN   NCNB Lease Finance owns 100% of this entity.
5FO   NCNB Lease Finance IV owns 100% of this entity.
5FP   NCNB Lease Finance V owns 100% of this entity.
5FQ   NCNB Lease Finance VI owns 100% of this entity.
5FR   NCNB Lease International, Inc. owns 99.9% of this entity.
5FS   NCNB Lease Offshore, Inc. owns 100% of this entity.
5FT   NCNB Lease Finance II owns 100% of this entity.
5FU   NationsBank Overseas Corporation owns 50% of this entity.
5FV   NationsBank Overseas Corporation owns 98% of this entity.
5FW   TransPacific Funding (1993), Inc. holds a 1% general partnership and a 65% limited partnership interest in this entity.
5FX   TransPacific Finance Limited Partnership owns 100% of this entity.
5FY   ANA II (Grantor Trust) owns 100% of this entity.
5FZ   NationsBank Overseas Corporation and NationsBank, N.A. (Carolinas)
      own 99.33% and .67%, respectively, of this entity.
5G    NationsBank of South Carolina, N.A. owns 100% of this entity.
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5GG   BT Building Corporation has a 19% general partnrship interest and a
      43% limited partnership interest in this partnership.
5H    NationsBank of Tennessee, N.A. owns 100% of this entity.
5I    NationsBank Texas Bancorporation, Inc. owns 100% of this entity.
5IA   NationsBank of Texas, N.A. owns 100% of this entity.
5IB   DPC, Inc. owns 100% of this entity.
5IC   NCNB Texas TBM, Inc. owns 100% of this entity.
5J    NationsBank of Virginia, N.A. owns 100% of this entity.
6     NB Holdings Corporation owns 66.66% of this entity.
6A    NB Holdings Corporation owns 70% of this entity.
7     NationsBank of Florida, N.A.; NationsBank of Georgia, N.A.;
      NationsBank of North Carolina, N.A.; NationsBank of South Carolina, N.A.; and NationsBank of Texas, N.A. own, respectively, 4.67%, 33.33%, 28.67%, 8.33% and 25% of this entity.
7A NationsBank Community Development Corporation has a 95.4% general partnership interest in this entity.
7B    NationsBank Community Development Corporation owns 100% of this entity.
7C NationsBank Community Development Corporation has a 94.8% interest in this entity.
7D    NationsBank Community Development Corporation has a 50.26% interest in this entity.
7E    NationsBank Community Development Corporation owns 80% of this entity.
7F    NationsBank Community Development Corporation owns 98% of this entity.
8 NationsBank of Florida, N.A.; NationsBank of Georgia, N.A.; NationsBank of North Carolina, N.A. and NationsBank of Texas, N.A., each, owns 25% of the voting stock of this entity.
8A NationsBank Housing Fund Investment Corporation has a 99% limited partnership interest in this entity.

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